UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2025

POSTAL REALTY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-38903	83-2586114
(State or other jurisdiction of Incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)
75 Columbia Avenue
Cedarhurst,NY 11516
(Address of principal executive offices and zip code)
(516) 295-7820
(Registrant’s telephone number)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-I2 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.I4d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	PSTL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

Postal Realty Trust, Inc. (the “Company”) issued a press release on August 4, 2025 announcing its financial results for the quarter ended June 30, 2025. A copy of the press release is furnished herewith and attached hereto as Exhibit 99.1. The information in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act except as set forth by specific reference in such filing.

Item 8.01. Other Events.

The Company, having an aggregate offering price of $150,000,000 of the Company’s Class A Common Stock, $0.01 par value per share, to be sold from time to time in connection with certain sale agreements, each dated November 4, 2022, amended by an amendment entered into on March 6, 2023, further amended as of August 8, 2023 (and in the case of Stifel, Nicolaus & Company, Incorporated, further amended as of February 29, 2024), further amended as of November 4, 2024 and further amended as of May 1, 2025, pursuant to the filed with the Securities and Exchange Commission Registration Statement on Form S-3 (File No. 333-275134), including the base prospectus included in the Registration Statement (“Base Prospectus”), and the prospectus supplement dated October 30, 2023, as supplemented by the prospectus supplement dated February 29, 2024, and as further supplemented by the prospectus supplemented dated November 4, 2024 (“ATM Prospectus Supplements”) has updated the below counsel.

The counsel listed in the ATM Prospectus Supplements in connection to the certain sale agreements, each dated November 4, 2022, amended by an amendment entered into on March 6, 2023, further amended as of August 8, 2023, further amended as of November 4, 2024 and further amended as of May 1, 2025, has changed. The validity of the shares of common stock offered will be passed upon for us by Hogan Lovells US LLP. Certain matters with respect to certain U.S. federal income tax matters, will be passed upon for us by Hunton Andrews Kurth LLP. Morrison & Foerster LLP will act as counsel to the sales agents. No other changes to the ATM Prospectus Supplements are being made.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document
99.1	Press Release of Postal Realty Trust, Inc. dated August 4, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2025

POSTAL REALTY TRUST, INC.

By:	/s/ Jeremy Garber
Name: Jeremy Garber
Title: Interim Chief Financial Officer, President, Treasurer and Secretary